UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: May 19, 2015

INSIGHT ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25092	86-0766246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6820 South Harl Avenue, Tempe, Arizona 85283

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 333-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders on May 19, 2015, the stockholders of Insight Enterprises, Inc. (“Insight” or the “Company”) approved and adopted an amendment of the Company’s certificate of incorporation to declassify its Board of Directors. The amendment had previously been adopted by resolution of the Board of Directors on December 2, 2014. A copy of the Certificate of Amendment of Amended and Restated Certificate of Incorporation of Insight Enterprises, Inc. is attached here at Exhibit 3.1.

In addition, the Board of Directors amended the Company’s bylaws to make certain clarifying changes concerning a director’s term in office to conform to the amendment to the Company’s certificate of incorporation to declassify its Board of Directors, as discussed above. A copy of the Amended and Restated Bylaws of Insight Enterprises, Inc. marked to identify these changes is attached here at Exhibit 3.2.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Insight Enterprises, Inc. was held on May 19, 2015. At the Company’s 2015 Annual Meeting of Stockholders, the following proposals were considered:

(1)	An amendment to the Company’s amended and restated certificate of incorporation to declassify the Company’s Board of Directors.

(2)	The election of three Class III directors to serve until the 2018 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

(3)	An advisory vote to approve named executive officer compensation; and

(4)	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

The final voting results for each proposal are described below. For beneficial owners holding Insight common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

The stockholders voted to approve an amendment to the Company’s amended and restated certificate of incorporation to declassify the Company’s Board of Directors, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 35,026,593, Against – 73,257, Abstentions – 93,759, Broker Non-Votes – 1,293,160

Proposal 2

Three Class III directors were elected, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

Timothy A. Crown –

For – 32,007,283, Against – 3,078,234, Abstentions – 108,092, Broker Non-Votes – 1,293,160

Anthony A. Ibargüen –

For – 34,691,059, Against – 393,782, Abstentions – 108,768, Broker Non-Votes – 1,293,160

Kathleen S. Pushor –

For – 34,791,890, Against – 292,851, Abstentions – 108,868, Broker Non-Votes – 1,293,160

In addition, Class I Directors (Richard E. Allen, Bennett Dorrance and Michael M. Fisher) and Class II Directors (Larry A. Gunning, Robertson C. Jones and Kenneth T. Lamneck) continued their respective terms of office following the 2015 Annual Meeting of Stockholders.

Proposal 3

The stockholders voted, by an advisory vote, to approve the compensation of Insight’s named executive officers, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 34,177,700, Against – 874,295, Abstentions – 141,614, Broker Non-Votes – 1,293,160

Proposal 4

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 was ratified, and the aggregate votes cast for or against and the abstentions were as follows:

For – 36,062,088, Against – 326,727, Abstentions – 97,954

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificateof Amendment of Amended and Restated Certificate of Incorporation of Insight Enterprises, Inc.

3.2	Amendedand Restated Bylaws of Insight Enterprises, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date: May 21, 2015	By:	/s/ Glynis A. Bryan
Glynis A. Bryan
Chief Financial Officer